GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs Focused Value Fund

Supplement dated June 20, 2025 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2024, as supplemented to date

The Board of Trustees of the Goldman Sachs Trust (the “Board”) has approved an Agreement and Plan of Reorganization (the “Plan”), which contemplate the conversion of the Goldman Sachs Focused Value Fund (the “Acquired Fund”) with and into the Goldman Sachs Value Opportunities ETF (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). The Acquiring Fund is a newly-created shell series of the Goldman Sachs ETF Trust and will operate as an exchange-traded fund (“ETF”). The Acquiring Fund will be managed in a substantially similar manner to the Acquired Fund. The reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), because it believes the investment strategy of the Acquired Fund would be better positioned in an ETF format. The Board of Trustees of the Goldman Sachs ETF Trust also approved the reorganization. The reorganization is expected to close on or about November 14, 2025, or on such other date as the parties to the reorganization shall agree (the “Closing Date”).

Under the terms of the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and shareholders of the Acquired Fund will receive shares of the Acquiring Fund (an ETF) that are equal in aggregate net asset value (“NAV”) to the shares of the Acquired Fund held on the Closing Date (except for certain shareholders discussed below). For any fractional shares of the Acquired Fund owned by a shareholder, such shareholder shall receive a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

Importantly, in order to receive shares of the Acquiring Fund as part of the reorganization, Acquired Fund shareholders must hold their shares of the Acquired Fund through a brokerage account eligible to hold and trade shares of an ETF.

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Shareholders holding shares directly with the transfer agent for the Acquired Fund (“Transfer Agent”) should contact a financial intermediary to discuss the process of transferring shares to a brokerage account that permits investment in ETF shares.

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Shareholders holding shares in a brokerage account that does not permit investment in ETF shares should contact their financial intermediary to establish a brokerage account that permits investment in ETF shares.

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Shareholders holding shares through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of an ETF on its platform may need to redeem their shares or have their shares transferred to another investment option before the reorganization. These shareholders should contact their plan sponsor or other applicable financial intermediary.

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Shareholders holding shares through a fund direct IRA and who do not take action prior to the reorganizations will have their shares exchanged for the equivalent share class of Goldman Sachs Financial Square Government Fund equal in value to the NAV of their shares.

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Shareholders holding shares in an account directly with the Fund’s Transfer Agent and who do not take action prior to the reorganization will have their shares converted to cash and the cash proceeds will be sent to such shareholder (“Cash-Out Shareholder”), except with respect to fund direct IRA shareholders as discussed above. The conversion of Acquired Fund shares to cash will likely be a taxable event for Cash-Out Shareholders who hold their shares in a taxable account.

⬛	No further action is required for Acquired Fund shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of an ETF.

The Board, after careful consideration, unanimously approved the Plan. After considering the recommendation of the Investment Adviser, the Board concluded that: (i) the reorganization is in the best interests of the Acquired Fund; and (ii) the interests of the shareholders of the Acquired Fund will not be diluted as a result of a reorganization. Completion of the reorganization is subject to a number of conditions, but shareholders of the Acquired Fund are not required to approve the Plan. Existing Acquired Fund shareholders will receive a combined information statement/prospectus describing in detail both the proposed reorganization and the Acquiring Fund and summarizing the Board’s considerations in approving the Plan.

The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, except with respect to cash received in lieu of fractional shares of the Acquiring Fund and cash to be delivered to Cash-Out Shareholders. It is currently expected that the Acquired Fund will make taxable capital gain distributions to its shareholders in connection with the reorganization. Shareholders should contact their tax advisers concerning the tax consequences of the reorganization.

Beginning on June 20, 2025: (i) no Contingent Deferred Sales Charge (“CDSC”) will be imposed on redemptions of Class A or Class C Shares of the Acquired Fund; (ii) no sales charge will be imposed on purchases of Class A Shares; and (iii) any current Letter of Intent under which Class A Shares were purchased will be considered completed. In addition, beginning on July 1, 2025, all distribution (Rule 12b-1), and service fees on all applicable share classes will be waived.

As of the close of business on July 18, 2025, the Acquired Fund will close to new shareholders. Existing shareholders of the Acquired Fund as of such date may continue to purchase shares of, or exchange into, the Acquired Fund until close of business on November 10, 2025. Additionally, existing shareholders of the Acquired Fund may continue to reinvest dividends and distributions, if any, into the Acquired Fund until November 10, 2025. The final date to exchange or redeem shares of the Acquired Fund will be November 13, 2025. These dates may change if the closing date of the reorganization changes. Any changes to a closing date of the reorganization will be communicated to shareholders.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the reorganization in order to receive shares of the Acquiring Fund.

Q. How will the reorganization affect me as a shareholder? What do I need to do to prepare for the reorganization?

A. If the reorganization is consummated, you will cease to be a shareholder of your Acquired Fund. It is important for you to determine whether you hold your Acquired Fund shares in the type of account that can accommodate the receipt of the Acquiring Fund shares that will be received in the reorganization. If you hold your Acquired Fund shares in an account directly with the Acquired Fund at the Acquired Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares if you elect to participate in the reorganization.

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Brokerage Account. If you hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the reorganization, you will automatically become a shareholder of the Acquiring Fund. No further action is required. As described in more detail above, upon completion of the reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Acquired Fund you owned on the Closing Date of the reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.

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Non-Accommodating Brokerage Accounts. If your shares are held in an account that cannot accept ETF shares, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares. If such a change is not made before the applicable reorganization, you may not receive shares of the Acquiring Fund as part of a reorganization. Instead, your investment may be liquidated and you may receive cash equal in value to the NAV of your Acquired Fund shares. This may be a taxable event for shareholders who hold their shares in a taxable account.

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Non-Accommodating Retirement Accounts. If you hold your Acquired Fund shares through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the reorganization or your financial intermediary may transfer your investment in your Acquired Fund to a different investment option prior to the reorganization.

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Fund Direct Accounts. If you hold your Acquired Fund shares in an account directly with the Acquired Fund at its transfer agent (a “fund direct account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the reorganization. Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with your Acquired Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of the quarterly statement from your Acquired Fund. Your broker will require your account number with your Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

If such a change is not made before the reorganization, you will not receive shares of the Acquiring Fund as part of a reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Acquired Fund shares. This will likely be a taxable event for shareholders who hold their shares in a taxable account.

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Fund Direct IRA. If you hold your Acquired Fund shares through a fund direct IRA and do not take action to transfer your investment in your Acquired Fund to a different investment option or to transfer your investment to a brokerage IRA account that can accept shares of the Acquiring Fund prior to the reorganization, your Acquired Fund shares will be exchanged for the equivalent share class of Goldman Sachs Financial Square Government Fund equal in value to the NAV of your Acquired Fund shares.

In some cases, the return of cash or the transfer of your investment may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Different tax considerations apply to you if you hold your Acquired Fund shares through a fund direct IRA and exchange your Acquired Fund shares for the equivalent share class of Goldman Sachs Financial Square Government Fund. Please consult with your financial intermediary for more information on the impact that the reorganization will have on you and your investments.

No action on the part of the Acquired Fund or its shareholders is required for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed on The NASDAQ Stock Market LLC. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares will trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q. What if I do not want to own shares of the Acquiring Fund?

A. If you do not want to receive shares of the Acquiring Fund in connection with the reorganization, you can exchange your Acquired Fund shares for shares of another Goldman Sachs mutual fund that is not participating in the reorganization or redeem your Acquired Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Acquired Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another Goldman Sachs mutual fund prior to the reorganization is November 13, 2025.

In connection with the reorganization discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at no charge by calling: 1-800-526-7384 or on the Funds’ website (am.gs.com).

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EQVALCONVSTK 06-25